                                                                    EXHIBIT 99.2





































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




                    QUARTERLY RESULTS OF OPERATIONS - 1995


(in thousands, except for per share data)                                   Three Months Ended
---------------------------------------------------------------------------------------------------------------------
                                                      Mar. 31,         June 30,         Sept. 30,          Dec. 31,
                                                        1995             1995              1995            1995(1)
                                                     -----------      -----------       ----------       ------------

Revenues.........................................    $     8,283      $     8,808       $    9,823       $     10,916
                                                     ===========      ===========       ==========       ============

Gross margin.....................................    $     5,913      $     6,322       $    7,004       $      8,306
                                                     ===========      ===========       ==========       ============

Operating income (loss)..........................    $       302      $       336       $      478       $       (457)
                                                     ===========      ===========       ==========       ============

Net loss applicable to common shareholders.......    $      (509)     $       (67)      $     (114)      $     (1,251)
                                                     ===========      ===========       ==========       ============

Net loss per common share........................    $     (0.04)     $     (0.00)      $    (0.01)      $      (0.07)
                                                     ===========      ===========       ==========       ============

Weighted average common and common
    equivalent shares outstanding................         13,504           13,508           15,525             17,605
                                                     ===========      ===========       ==========       ============

Pro forma net income (loss) data(2):
    Pro forma net income (loss) applicable to
       common shareholders.......................    $         7      $       (67)      $     (114)      $     (1,251)
                                                     ===========      ===========       ==========       ============
    Pro forma net income (loss) per common
       share.....................................    $      0.00      $     (0.01)      $    (0.01)      $      (0.07)
                                                     ===========      ===========       ==========       ============
    Weighted average common and common
       equivalent shares outstanding.............         13,504           13,508           15,525             17,605
                                                     ===========      ===========       ==========       ============

Net income applicable to common shareholders
    (excluding equity in loss of HNS,
    expected to recur, and charge for
    in-process product development, net
    of related income taxes).....................    $        97      $       105       $      176       $        384
                                                     ===========      ===========       ==========       ============

Net income per common share (excluding equity
    in loss of HNS, expected to recur, and charge
    for in-process product development, net of
    related income taxes)........................    $      0.01      $      0.01       $     0.01       $       0.02
                                                     ===========      ===========       ==========       ============



(1) Includes charge of $1.2 million for the quarter ended December 31, 1995 for purchased in-process product development.

(2) Pro forma net income (loss) data reflects the income tax expense that would have been reported if SupplyTech, Inc. (a S corporation for income tax reporting purposes) and SupplyTech International, LLC (a limited liability corporation for income tax reporting purposes) had been C corporations during 1995.

Note: All share, per share and shareholders' equity amounts have been retroactively restated to reflect a three-for-two stock split effected in the form of a 150% stock dividend paid on January 31, 1997.

                    QUARTERLY RESULTS OF OPERATIONS - 1996

(in thousands, except for per share data)                                   Three Months Ended
-------------------------------------------------------------------------------------------------------------------
                                                      Mar. 31,         June 30,         Sept. 30,          Dec. 31,
                                                       1996(1)           1996              1996            1996(1)
                                                     -----------      -----------       ----------       ----------
Revenues.........................................     $   11,504       $   14,753        $  15,730        $  17,276
                                                      ==========       ==========        =========        =========

Gross margin.....................................     $    8,410       $   10,559        $  11,571        $  12,186
                                                      ==========       ==========        =========        =========

Operating income (loss)..........................     $   (7,876)      $      252        $     849        $   1,039
                                                      ==========       ==========        =========        =========

Net loss applicable to common shareholders.......     $   (9,042)      $   (1,476)       $  (1,233)       $  (1,344)
                                                      ==========       ==========        =========        =========

Net loss per common share........................     $    (0.51)      $    (0.08)       $   (0.07)       $   (0.07)
                                                      ==========       ==========        =========        =========

Weighted average common and common equivalent
    shares outstanding...........................         17,903           18,511           18,597           18,669
                                                      ==========       ==========        =========        =========


Net income applicable to common shareholders
    (excluding equity in loss of HNS,
    expected to recur, and charges for
    in-process product development, write-off
    of software development costs and acquisition
    related charges, net of related
    income taxes)................................     $      274       $      157        $     498        $     786
                                                      ==========       ==========        =========        =========


Net income per common share (excluding equity in
    loss of HNS, expected to recur, and charges
    for in-process product development, write-off
    of software development costs and acquisition
    related charges, net of related
    income taxes).................................    $     0.01       $     0.01        $    0.03        $    0.04
                                                      ==========       ==========        =========        =========


(1) Includes charge of $8.35 million for the quarter ended March 31, 1996 and a charge of $425,000 for the quarter ended December 31, 1996 for purchased in-process product development, write-off of software development costs and acquisition related charges.

(2) Pro forma net income (loss) data has been omitted since there is no income tax effect if SupplyTech, Inc. (a S corporation for income tax reporting purposes) and SupplyTech International, LLC (a limited liability corporation for income tax reporting purposes) had been C corporations during 1996.

Note: All share, per share and shareholders' equity amounts have been retroactively restated to reflect a three-for-two stock split effected in the form of a 150% stock dividend paid on January 31, 1997.




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